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                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K
                                 CURRENT REPORT


Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 Date of Report (Date of earliest event reported): October 31, 2000




                       NAVISTAR INTERNATIONAL CORPORATION
                       ----------------------------------
             (Exact name of registrant as specified in its charter)


           Delaware                      1-9618                 36-3359573
-------------------------------   ---------------------    -------------------
(State or other jurisdiction of   (Commission File No.)    (I.R.S. Employer
 incorporation or organization)                            Identification No.)


455 North Cityfront Plaza Drive, Chicago, Illinois                60611
--------------------------------------------------         -------------------
      (Address of principal executive offices)                  (Zip Code)


      Registrant's telephone number, including area code (312) 836-2000


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ITEM 5.  OTHER EVENTS

         On October 31, 2000, the Registrant issued the press release, which is attached as Exhibit 99.1 to this Report and incorporated by reference herein.


ITEM 7.    FINANCIAL STATEMENTS AND EXHIBITS

           (c) Exhibits

           Exhibit No.        Description                         Page
           -----------        -----------                         ----

               99.1           Press Release dated                 E-1
                              October 31, 2000


                                   SIGNATURES
                                   ----------

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NAVISTAR INTERNATIONAL CORPORATION
----------------------------------
          Registrant


Date:    October 31, 2000                   /s/  Mark T. Schwetschenau
                                            ---------------------------------
                                                 Mark T. Schwetschenau
                                                 Vice President and Controller
                                                 (Principal Accounting Officer)



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                                INDEX TO EXHIBITS




           Exhibit No.        Description                         Page
           -----------        -----------                         ----
              99.1            Press Release dated                 E-1
                              October 31, 2000